Putnam
Arizona
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the first half of Putnam Arizona Tax Exempt Income Fund's fiscal year provided plenty of challenges for Fund Manager Susan McCormack and the credit team that supports her.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that in the face of these dramatic turns, Arizona's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Susan discusses in detail the environment in which the team worked during the period and reviews the strategy they used within that framework, both before and after the attacks. She is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Susan A. McCormack

The first six months of Putnam Arizona Tax Exempt Income Fund's 2002 fiscal year, which ended November 30, 2001, were among the most eventful in history. The Federal Reserve Board continued its aggressive easing policy, which began last January and generally boosted performance throughout the fixed income universe, including the municipal bond markets. By the end of November, three- and six-month Treasury bills were yielding approximately 2%, for a real (inflation adjusted) return of 0%. However, as the economy continued to slow during the past six months, raising the specter of recession, long-term rates edged upward. Right after the September 11 terrorist attacks on the U.S., bond and stock prices fell, but both markets began to recover by the end of September.

In October, the Fed announced that it would stop issuing 30-year Treasury bonds. In the 24 hours following the announcement, the yield on 30-year Treasuries fell by almost 0.5%, causing a sharp price spike in long-term bond prices. By November, economic data began to be less pessimistic, while news from Afghanistan suggested the war might be over sooner than expected. While this drove bond prices down, your fund's returns for the semiannual period were still ahead of its competitive benchmark (see page 7 for details.)

Total return for 6 months ended 11/30/01

      Class A           Class B           Class M
    NAV     POP       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
   4.26%  -0.73%     3.93%  -1.07%     4.10%   0.73%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care/hospitals         24.1%

Education                     18.4%

Transportation                12.7%

Housing                       10.4%

Water & sewer                  8.2%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


* IN CHANGING ENVIRONMENT, FUND BALANCES HIGH-YIELDING AND DISCOUNT BONDS

Arizona's finances remain strong and more than half the portfolio is in top-rated, Aaa/AAA bonds, which held up well during the past six months even though corporate profits sagged. However, as the fund's older bonds neared maturity, we have sought out attractively priced, lower-rated bonds where the opportunity for yield seems able to offset the added risks.

As your fund began fiscal 2002, we continued to look for appropriate lower-rated securities, seeking a combination of high income and appreciation potential in a declining interest-rate environment. To balance this position, the fund also features high-quality, long-term bonds purchased at a discount to their par value -- their value at maturity. By purchasing bonds at a discount, we were increasing the fund's sensitivity to interest-rate changes, which is a beneficial strategy when rates fall and bond prices rise, but a negative in a rising rate environment.

Throughout the summer and early fall, short-term interest rates declined, while long-term rates remained stable or crept higher. This increased the difference in yields between short- and long-term interest rates, creating what's called a steepening yield curve. The capital markets' initial reaction to the tragic events of September 11 was to anticipate a major recession, and the municipal bond curve reached its steepest point for the year in early October. However, as November unfolded, economic news and projections for the war in Afghanistan became less pessimistic. The market began to anticipate an end to the Fed's easing program and renewed growth potential early in 2002. Bond yields generally rose slightly, especially yields on bonds with short- and intermediate-term maturities, closing the gap with yields on long-term bonds. In other words, the yield curve began to flatten again.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 57.9%

Aa/AA -- 11.1%

A -- 10.5%

Baa/BBB -- 10.6%

Ba/BB -- 6.8%

B -- 2.9%

Other -- 0.2%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* MANAGERS ADAPT TO CHANGING FORECASTS BY SHIFTING STRATEGIES

In this period of fast-paced change, a variety of strategies helped us protect principal when necessary, while seeking high current tax-free income for Arizona residents. One strategy that worked well was our use of inverse floating rate securities. These specialized bonds pay interest that actually rises as short-term rates fall. Since short-term interest rates were declining throughout most of the period, the fund's inverse floaters improved its income. Once the Fed completes its easing program, the income advantage they provide may diminish as short-term rates rise again.

". . . bonds are likely to stay in favor with investors, particularly in these turbulent times . . . You can benefit nicely from high-quality munis, especially in this market."

-- "Hit a home run with bonds," Medical Economics, November 11, 2001


Our use of futures contracts also benefited your fund. Futures contracts are agreements to buy or sell securities at a stated price at a future time. Early in October, we bought municipal bond futures and sold 10-year Treasury futures because we believed that the yield curve was at or near its steepest point and that yields were likely to flatten. When our forecast proved correct, both futures contracts fell in price as yields rose, but the Treasury futures fell more. As the fiscal period ended, we were buying back our Treasury contracts at a profit.

Another strategy we brought into play during the past six months was to create what we call a maturity barbell. Late in September, we began to increase the fund's emphasis both on long-term bonds (those with 20- to 30-year maturities) and on shorter-term issues (5 years or less), while trimming intermediate-term bonds (in the ten-year range). This made the portfolio heavier on both ends of the maturity spectrum and lighter in the middle. The strategy helped protect principal when interest rates rose early in November, because the prices of intermediate-term bonds were more strongly influenced by the rate increases than bond prices at the longer end of the spectrum. However, by the end of November, we were beginning to move back into a more evenly weighted maturity structure, because the yield curve had flattened as expected.

* SECTOR DIVERSIFICATION ALSO INFLUENCES FUND PERFORMANCE

Our primary focus in managing your fund is on individual security selection rather than trying to predict which sectors are likely to do best at any given time. However, sector diversification does make a difference. For example, your fund has only a minimal exposure to the airline industry through small, insured positions in airport bonds, so it was relatively unaffected by the recent downturn in this sector. Air traffic was declining long before September 11, and airlines have remained under a cloud. Bear in mind that our research may reveal opportunities in this sector in the future. Electric utilities, which were beset with uncertainty last year, are now providing attractive opportunities for investors with the time and resources to investigate.

Hospitals and health-care facilities have been among your fund's best performers because of their high yields and the market's improving perception of this industry. One of the top-performing, high-yield hospital bonds is Casa Grande Regional Medical Center. The hospital's managers recently decided to take advantage of lower interest rates, paying off some of its older bonds and issuing new ones at lower rates. Our analysts continue to favor this facility, so we bought some of the new bonds. Other holdings that performed well were those issued to finance extended-care facilities, including Westminster Village and Bethesda Foundation -- both high-yielding issues that performed well as interest rates dropped. If long-term interest rates continue to decline, other health-care facilities may also be refinanced, so we are on the alert for other attractive situations to help maintain the fund's income stream.

Virgin Island Tobacco Settlement bonds are an unusual addition to your fund's portfolio. Under the terms of a 1998 legal agreement, four major tobacco companies agreed to pay 46 states a total of $8 billion a year for 25 years as their way of settling potential lawsuits by each of the states. The money can be used to fund any project for the public good, from roads and bridges to schools and housing. In 1999, municipalities in many states began issuing bonds backed by this settlement money. The Virgin Island bonds, which offer a 5% coupon and mature in 2031, broaden the portfolio's diversification and add to income without tax consequences, since interest paid by municipalities in this U.S. protectorate passes tax-free to residents of any state.

* PROSPECTS FOR ECONOMIC RECOVERY IMPROVING

In our view, the Fed may cut interest rates at least one more time before concluding the easing cycle begun a year ago. Historically, when the Fed has shifted monetary policy it has taken the economy approximately 12 months to reflect the changes. The tragic events of September 11 may have disturbed the stimulus/response pattern that we have come to expect. However, we believe the economy will strengthen in 2002 and that lower-rated credits in both the taxable and tax-free bond markets should be among the primary beneficiaries.

An improved economy is also likely to put the stock market back into the limelight. However, the severity of the market turbulence in the past two years may have brought home to investors the importance of balancing high-risk/reward investments with more stable, income-producing securities, including tax-free municipal bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Arizona Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                    Class A         Class B         Class M
(inception dates)  (1/30/91)       (7/15/93)       (7/3/95)
                  NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months         4.26%  -0.73%   3.93%  -1.07%   4.10%   0.73%
------------------------------------------------------------------------------
1 year           7.99    2.88    7.17    2.17    7.54    4.03
------------------------------------------------------------------------------
5 years         27.31   21.22   23.43   21.44   25.42   21.32
Annual average   4.95    3.92    4.30    3.96    4.63    3.94
------------------------------------------------------------------------------
10 years        79.35   70.75   67.48   67.48   73.85   68.14
Annual average   6.02    5.50    5.29    5.29    5.69    5.33
------------------------------------------------------------------------------
Annual average
(life of fund)   6.34    5.87    5.60    5.60    5.99    5.67
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                         Lehman Municipal         Consumer
                            Bond Index           price index
------------------------------------------------------------------------------
6 months                      3.84%                 0.06%
------------------------------------------------------------------------------
1 year                        8.76                  1.95
------------------------------------------------------------------------------
5 years                      34.44                 11.91
Annual average                6.10                  2.28
------------------------------------------------------------------------------
10 years                     96.06                 28.88
Annual average                6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                7.20                  2.59
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. The fund's performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/01

                       Class A            Class B            Class M
------------------------------------------------------------------------------
Distributions
(number)                  6                  6                  6
------------------------------------------------------------------------------
Income 1              $0.219050          $0.189053          $0.205585
------------------------------------------------------------------------------
Capital gains 1          --                 --                 --
------------------------------------------------------------------------------
  Total               $0.219050          $0.189053          $0.205585
------------------------------------------------------------------------------
Share value:        NAV     POP             NAV           NAV     POP
------------------------------------------------------------------------------
5/31/01            $8.94   $9.39           $8.93         $8.95   $9.25
------------------------------------------------------------------------------
11/30/01            9.10    9.55            9.09          9.11    9.42
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2              4.81%   4.58%           4.15%         4.50%   4.35%
------------------------------------------------------------------------------
Taxable
equivalent 3        8.32    7.92            7.18          7.78    7.52
------------------------------------------------------------------------------
Current
30-day SEC
yield 4             3.97    3.78            3.31          3.67    3.55
------------------------------------------------------------------------------
Taxable
equivalent 3        6.86    6.54            5.72          6.35    6.14
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 42.17% federal and Arizona combined tax rate based on 2001 tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                       Class A         Class B         Class M
(inception dates)     (1/30/91)       (7/15/93)       (7/3/95)
                     NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months             2.42%  -2.48%   2.10%  -2.90%   2.27%  -1.04%
------------------------------------------------------------------------------
1 year               4.61   -0.37    3.84   -1.15    4.19    0.84
------------------------------------------------------------------------------
5 years             26.39   20.43   22.56   20.58   24.53   20.42
Annual average       4.79    3.79    4.15    3.81    4.48    3.79
------------------------------------------------------------------------------
10 years            73.67   65.46   62.14   62.14   68.35   62.90
Annual average       5.68    5.16    4.95    4.95    5.35    5.00
------------------------------------------------------------------------------
Annual average
(life of fund)       6.18    5.72    5.45    5.45    5.83    5.51
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
CLI Insd.           -- Connie Lee Insurance Insured
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FHLMC Coll.         -- Federal Home Loan Mortgage Corporation Collateralized
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Arizona (86.9%)
-------------------------------------------------------------------------------------------------------------------
$         2,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A,
                    5.85s, 3/1/28                                                         Ba3        $    1,925,000
                    AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
          1,000,000 (John C. Lincoln Health Network),
                    7s, 12/1/25                                                           BBB             1,055,000
          1,000,000 (John C. Lincoln Health Network),
                    6 7/8s, 12/1/20                                                       BBB             1,053,750
          2,000,000 (Northern AZ Healthcare Syst.),
                    AMBAC, 4 3/4s, 10/1/30                                                Aaa             1,845,000
          1,500,000 (Phoenix Children's Hosp.), Ser. A,
                    6 1/8s, 11/15/22                                                      A3              1,558,125
            975,000 (Phoenix Mem. Hosp.), 8.2s, 6/1/21
                    (In default) (NON)                                                    D/P               321,750
            500,000 AZ State Board of Regents Rev. Bonds
                    (AZ State U), FGIC, 5 7/8s, 7/1/25                                    Aaa               533,750
          2,000,000 AZ State Hlth. Facs. Auth. Rev. Bonds
                    (Bethesda Foundation), Ser. A, 6.4s,
                    8/15/27                                                               BB/P            1,875,000
          1,425,000 AZ State Trans. Board Rev. Bonds
                    (Marocopa Cnty. Regl. Road), Ser. A,
                    5s, 7/1/02                                                            Aa2             1,449,268
          1,500,000 AZ Student Loan Acquisition Auth. Rev.
                    Bonds, Ser. B, 6.6s, 5/1/10                                           Aa1             1,584,375
          1,500,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    7 1/4s, 12/1/19                                                       B/P             1,539,375
          1,000,000 Central AZ Wtr. Conservation Dist.
                    Contract Rev. Bonds, Ser. A,
                    5 1/2s, 11/1/10                                                       AA-             1,090,000
          1,450,000 Chandler, G.O. Bonds, FGIC, 8s, 7/1/10                                Aaa             1,841,500
          1,100,000 Chandler, St. & Hwy. Rev. Bonds, MBIA,
                    8s, 7/1/11                                                            Aaa             1,419,000
          2,150,000 Chandler, Wtr. & Swr. Rev. Bonds, FGIC,
                    8s, 7/1/14 (SEG)                                                      Aaa             2,838,000
                    Cochise Cnty., Indl. Dev. Rev. Bonds
          1,985,000 (Sierra Vista Cmnty. Hosp.), Ser. B,
                    8 1/2s, 12/1/21                                                       AAA             2,065,490
          2,320,000 (Sierra Vista Cmnty. Hosp.), Ser. C,
                    8 1/4s, 12/1/14                                                       AAA             2,517,200
          1,100,000 (Sierra Vista Regl. Hlth.), Ser. A,
                    6.2s, 12/1/21                                                         BB+/P           1,034,000
          1,000,000 Coconino Cnty., Poll. Control Rev.
                    Bonds (NV Pwr. Co.), 6 3/8s, 10/1/36                                  BBB-            1,001,250
          1,000,000 Gilbert, Wtr. & Swr. Rev. Bonds,
                    FGIC, 6 1/2s, 7/1/22                                                  Aaa             1,088,750
          1,000,000 Glendale, Indl. Dev. Auth. Edl. Fac.
                    Rev. Bonds, CLI Insd., 7 1/8s, 7/1/20                                 AAA             1,145,000
          1,500,000 Glendale, Indl. Dev. Auth. Hosp.
                    Rev. Bonds (Midwestern U.), Ser. A,
                    5 7/8s, 5/15/31                                                       BBB+            1,518,750
          1,250,000 Glendale, Wtr. & Swr. Rev. Bonds,
                    FGIC, 5 3/4s, 7/1/10                                                  Aaa             1,393,750
          1,000,000 Greenlee Cnty., Indl. Dev. Auth. Poll.
                    Control Rev. Bonds (Phelps Dodge
                    Corp.), 5.45s, 6/1/09                                                 Baa3              987,500
                    Maricopa Cnty., Cmnty. College Dist.
                    G.O. Bonds
          1,000,000 (Cmnty. College), 5s, 7/1/06                                          Aaa             1,065,000
          1,200,000 (Project of 1994), Ser. D, 4s, 7/1/02                                 Aaa             1,213,644
          4,000,000 Maricopa Cnty., Hosp. Rev. Bonds
                    (Sun Hlth. Corp.), 6 1/8s, 4/1/18                                     Baa1            4,050,000
          3,500,000 Maricopa Cnty., Indl. Dev. Auth. Hosp.
                    Fac. Rev. Bonds (Samaritan Hlth. Svcs.),
                    Ser. A, MBIA, 7s, 12/1/16                                             Aaa             4,313,750
          2,670,000 Maricopa Cnty., Indl. Dev. Auth. Multi-Fam.
                    Hsg. Rev. Bonds
          2,670,000 (Laguna Point Apt.), 6 3/4s, 7/1/19                                   A               2,826,863
          1,000,000 Ser. B, 5.95s, 10/20/40                                               Aaa             1,043,750
          2,250,000 Maricopa Cnty., Poll. Control Rev. Bonds
                    (Public Service Co.), Ser. A, 6.3s, 12/1/26                           Baa3            2,314,688
          1,000,000 Maricopa Cnty., Pub. Fin. Corp. Rev.
                    Bonds, AMBAC, 5 1/2s, 7/1/14                                          Aaa             1,077,500
                    Maricopa Cnty., School Dist. G.O. Bonds
            305,000 (Dist. No. 41 Gilbert), FSA, 5.8s, 7/1/14                             Aaa               340,838
            400,000 (Dist. No. 41 Gilbert), FSA, 5.8s, 7/1/13                             Aaa               449,000
          2,000,000 (Dist. No. 69 Paradise Valley), Ser. B,
                    MBIA, 7s, 7/1/12                                                      Aaa             2,442,500
          1,500,000 (Dist. No. 69 Paradise Valley), MBIA,
                    6.35s, 7/1/10                                                         Aaa             1,730,625
          3,175,000 (Dist. No. 69 Paradise Valley), Ser. C,
                    FSA, 6 1/4s, 7/1/14                                                   Aaa             3,683,000
          1,250,000 (Dist. No. 97 Deer Valley), FSA, 4s,
                    7/1/06                                                                Aaa             1,279,688
                    Maricopa Cnty., School Dist. G.O. Bonds
            525,000 (Dist. No. 98 Fountain Hills U.), FSA,
                    5s, 7/1/12                                                            Aaa               553,219
          1,500,000 Mesa, Indl. Dev. Auth. Rev. Bonds
                    (Discovery Hlth. Syst.), Ser. A,
                    5 3/4s, 1/1/25                                                        Aaa             1,569,375
          1,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC,
                    7 1/4s, 7/1/12                                                        Aaa             1,241,250
          1,415,000 Mohave Cnty., Indl. Dev. Auth. Multi-Fam.
                    Mtge. Rev. Bonds (Coopers Ridge
                    Apts.), FHA Insd., 7 3/8s, 4/1/32                                     AAA             1,478,675
          1,725,000 Northern AZ U. Rev. Bonds, FGIC,
                    6 1/2s, 6/1/09                                                        Aaa             1,998,844
          3,845,000 Phoenix, Civic Impt. Corp. Arpt. IFB,
                    Ser. 405, 8.468s, 7/1/15 (acquired 8/7/98,
                    cost $4,056,744) (RES)                                                AAA/P           4,118,956
          1,000,000 Phoenix, Civic Impt. Corp. Excise Tax
                    Rev. Bonds (Muni. Courthouse),
                    Ser. A, 5 1/4s, 7/1/24                                                Aa2             1,006,250
                    Phoenix, Civic Impt .Corp. Wtr. Syst.
                    Rev. Bonds, FGIC
          1,000,000 6s,7/1/24                                                             Aaa             1,141,250
          1,335,000 5 1/2s, 7/1/21                                                        Aaa             1,423,442
          1,000,000 5 1/4s, 7/1/18                                                        Aaa             1,037,500
          1,000,000 5s, 7/1/24                                                            Aaa               985,000
                    Phoenix, G.O. Bonds
          1,000,000 6 3/8s, 7/1/13                                                        AA+             1,041,040
          1,000,000 6s, 7/1/10                                                            Aa1             1,113,750
          1,000,000 5 3/8s, 7/1/25                                                        Aa1             1,022,500
          1,000,000 5 1/4s, 7/1/22                                                        Aa1             1,020,000
          1,300,000 4 3/4s, 7/1/23                                                        Aa1             1,233,375
          1,600,000 Phoenix, Hsg. Fin. Corp. Mtge. Rev. Bonds,
                    Ser. A, MBIA, 6.9s, 1/1/23                                            Aaa             1,624,000
          1,000,000 Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Mission Place Project A-1), GNMA
                    Coll., 7 1/2s, 7/20/35                                                AAA             1,140,000
            400,000 Phoenix, Indl. Dev. Auth. VRDN (Valley of
                    the Sun YMCA), 1.6s, 1/1/31                                           A-1+              400,000
          2,150,000 Phoenix, Indl. Dev. Chris Ridge Village
                    (Civic Ctr.), FHA Insd., 6.8s, 11/1/25                                AAA             2,198,311
          1,505,000 Pima Cnty., Indl Dev. Auth. Single Family
                    Mtge. Rev. Bonds, FHLMC Coll., FNMA
                    Coll., GNMA Coll., 6.15s, 11/1/23                                     AAA             1,614,113
                    Pima Cnty., Indl. Dev. Auth. VRDN
            600,000 (Tucson Elec.), 1 1/2s, 12/1/22                                       VMIG1             600,000
          1,500,000 (Tucson Elec. -Irvington), 1 1/2s,
                    10/1/22                                                               VMIG1           1,500,000
          1,000,000 Pima Cnty., School Dist. No. 1 Rev.
                    Bonds, FGIC, 7 1/2s, 7/1/08                                           Aaa             1,202,500
          2,000,000 Pinal Cnty., COP, 6 1/2s, 6/1/09                                      AA              2,064,060
          2,000,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.),
                    Ser. A, 8 1/8s, 12/1/22                                               B/P             2,275,000
          1,000,000 Scottsdale, G.O. Bonds, 5 3/8s, 7/1/14                                Aaa             1,070,000
                    Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
          1,000,000 (Scottsdale Healthcare), 5.7s, 12/1/21                                A3                983,750
          1,000,000 (Scottsdale Memorial Hosp.), Ser. A,
                    AMBAC, 6 1/8s, 9/1/17                                                 Aaa             1,101,250
          4,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (First Mtge. Westminster Village),
                    Ser. A, 8 1/4s, 6/1/15                                                BB-/P           4,225,000
          1,000,000 Sedona, COP, 7.2s, 4/1/12                                             BBB+/P          1,012,500
          1,250,000 Tucson, Arpt. Auth. Inc. Rev. Bonds, Ser. B,
                    AMBAC, 5s, 6/1/20                                                     Aaa             1,218,750
          1,000,000 Tuscon, Indl. Dev. Auth. Senior Living Fac.
                    Rev. Bonds (Christian Care), Ser. A,
                    6s, 7/1/30                                                            AA              1,032,500
          2,000,000 Tuscon, St. & Hwy. User Rev. Bonds,
                    MBIA, 6s, 7/1/10                                                      Aaa             2,265,000
                    U. of AZ, COP
          1,000,000 (Telecommunications Syst.),
                    6 1/2s, 7/15/12                                                       A1              1,035,650
          2,000,000 (U. of AZ Parking & Student Hsg.),
                    AMBAC, 5 3/4s, 6/1/24                                                 Aaa             2,095,000
          1,000,000 U. of AZ, Rev. Bonds, 6 1/4s, 6/1/11                                  AA              1,037,410
          1,500,000 Yuma, Indl. Dev. Auth. Multi.-Fam Rev.
                    Bonds (Yuma Regl. Med. Ctr.), FSA,
                    5s, 8/1/31                                                            Aaa             1,458,750
                                                                                                      -------------
                                                                                                        117,649,399

Puerto Rico (10.4%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, G.O. Bonds
          1,500,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s, 7/1/20                            Aaa             1,631,250
          1,000,000 FSA, 5 1/2s, 7/1/18                                                   Aaa             1,091,250
          5,470,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
                    IFB, Ser. 396, 9.382s, 7/1/09
                    (acquired 7/30/98, cost $6,353,264) (RES)                             A               6,680,238
          2,000,000 Cmnwlth. of PR, Muni. Fin. Agcy. G.O.
                    Bonds, Ser. A, FSA, 5 1/2s, 8/1/23                                    AAA             2,092,500
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control
                    Fac. Rev. Bonds (Cogen. Facs.-AES
                    Project), 6 5/8s, 6/1/26                                              Baa2            1,083,750
          1,500,000 PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac.
                    Rev. Bonds, Ser. L, 6 7/8s, 7/1/21                                    Aaa             1,565,835
                                                                                                      -------------
                                                                                                         14,144,823

Virgin Islands (0.6%)
-------------------------------------------------------------------------------------------------------------------
            845,000 VI Tobacco Settlement Fin. Corp. Rev. Bonds,
                    5s, 5/15/31                                                           A3                803,806
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $127,156,877) (b)                                         $ 132,598,028
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $135,391,516.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $127,156,877, resulting in gross unrealized appreciation and depreciation of $6,537,900 and $1,096,749, respectively, or net unrealized appreciation of $5,441,151.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $10,799,194 or 8.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2001.

      The rates shown on FRB and VRDN are the current interest rates shown at November 30, 2001, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

               Health care/hospitals      24.1%
               Education                  18.4
               Transportation             12.7
               Housing                    10.4

      The fund had the following insurance concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

               FGIC                       12.4%
               MBIA                       11.4

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001 (Unaudited)
                               Aggregate Face  Expiration      Unrealized
                   Total Value     Value          Date        Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)             $1,375,562    $1,384,677      Dec-01         $(9,115)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $127,156,877) (Note 1)                                        $132,598,028
-------------------------------------------------------------------------------------------
Cash                                                                                243,563
-------------------------------------------------------------------------------------------
Interest receivable                                                               2,938,883
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              136,494
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       16,845
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              1,625
-------------------------------------------------------------------------------------------
Total assets                                                                    135,935,438

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               174,953
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           70,903
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        169,941
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           36,080
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       14,866
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,391
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               54,524
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               21,264
-------------------------------------------------------------------------------------------
Total liabilities                                                                   543,922
-------------------------------------------------------------------------------------------
Net assets                                                                     $135,391,516

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $133,362,835
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        320,958
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,724,313)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,432,036
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $135,391,516

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($110,851,392 divided by 12,188,027 shares)                                           $9.10
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.10)*                                $9.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($23,508,939 divided by 2,587,187 shares) +                                           $9.09
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,031,185 divided by 113,196 shares)                                                $9.11
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.11)**                               $9.42
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2001 (Unaudited)
Tax exempt interest income:                                                      $3,741,277
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    336,612
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       69,500
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,204
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,122
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               110,007
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               100,309
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,400
-------------------------------------------------------------------------------------------
Other                                                                                37,559
-------------------------------------------------------------------------------------------
Total expenses                                                                      665,713
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (44,405)
-------------------------------------------------------------------------------------------
Net expenses                                                                        621,308
-------------------------------------------------------------------------------------------
Net investment income                                                             3,119,969
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    209,048
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      16,168
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               2,084,935
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,310,151
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $5,430,120
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                               $   3,119,969    $   6,277,181
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   225,216       (1,045,536)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              2,084,935        6,407,529
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    5,430,120       11,639,174
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (2,633,482)      (4,981,004)
--------------------------------------------------------------------------------------------------
   Class B                                                               (487,328)      (1,145,857)
--------------------------------------------------------------------------------------------------
   Class M                                                                (21,511)         (38,945)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       6,085,444        1,937,517
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            8,373,243        7,410,885

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   127,018,273      119,607,388
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $320,958 and $343,310, respectively)                       $135,391,516     $127,018,273
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                          Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.94        $8.54        $9.22        $9.32        $9.03        $8.84
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .46          .47(c)       .44(c)       .44          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .40         (.68)        (.11)         .29          .19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .38          .86         (.21)         .33          .73          .65
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.47)        (.43)        (.44)        (.46)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.47)        (.43)        (.44)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.10        $8.94        $8.54        $9.22        $9.32        $9.03
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.26*       10.18        (2.28)        3.57         8.28         7.52
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $110,851     $104,424      $90,602     $108,205     $120,649     $122,743
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .88          .86(c)       .84(c)       .99          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.38*        5.21         5.34(c)      4.71(c)      4.76         5.11
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.50*       23.67        11.44        21.60        29.63        73.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than $0.01 and $0.02 per class A share, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.93        $8.53        $9.21        $9.30        $9.02        $8.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .41(c)       .38(c)       .38          .40
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .16          .40         (.68)        (.10)         .28          .20
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .35          .80         (.27)         .28          .66          .60
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.41)        (.37)        (.38)        (.40)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.41)        (.37)        (.38)        (.40)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.09        $8.93        $8.53        $9.21        $9.30        $9.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.93*        9.47        (2.93)        3.01         7.47         6.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $23,509      $21,714      $28,157      $33,480      $32,046      $28,340
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76*        1.53         1.51(c)      1.49(c)      1.64         1.63
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.06*        4.59         4.69(c)      4.09(c)      4.10         4.44
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.50*       23.67        11.44        21.60        29.63        73.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than $0.01 and $0.01 per class B share, respectively.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.95        $8.55        $9.23        $9.33        $9.04        $8.85
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .43          .44(c)       .41(c)       .41          .43(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .17          .40         (.68)        (.11)         .30          .19
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .37          .83         (.24)         .30          .71          .62
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.44)        (.40)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.44)        (.40)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.11        $8.95        $8.55        $9.23        $9.33        $9.04
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.10*        9.84        (2.57)        3.26         7.96         7.19
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,031         $880         $849         $570         $521         $503
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.18         1.16(c)      1.14(c)      1.29         1.28
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.23*        4.92         5.08(c)      4.44(c)      4.47         4.75
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  7.50*       23.67        11.44        21.60        29.63        73.61
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Reflects a management fee waiver during the period. As a result of such waiver, expenses for the periods ended May 31, 2000 and May 31, 1999 reflect a reduction of less than $0.01 and $0.01 per class M share, respectively.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
November 30, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Arizona Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Arizona state income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of Arizona tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,383,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $199,000    May 31, 2003
       351,000    May 31, 2004
       184,000    May 31, 2005
       957,000    May 31, 2008
       692,000    May 31, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2001, the fund's expenses were reduced by $44,405 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $519 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $9,431 and $323 from the sale of class A and class M shares, respectively, and $10,015 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the six months ended November 30, 2001, Putnam Retail Management, acting as underwriter received $121 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,281,157 and $9,674,356, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    889,434         $ 8,075,395
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  153,792           1,402,344
---------------------------------------------------------------------------
                                             1,043,226           9,477,739

Shares
repurchased                                   (539,750)         (4,932,154)
---------------------------------------------------------------------------
Net increase                                   503,476         $ 4,545,585
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,466,427        $ 22,021,233
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  287,398           2,561,827
---------------------------------------------------------------------------
                                             2,753,825          24,583,060

Shares
repurchased                                 (1,681,594)        (14,943,765)
---------------------------------------------------------------------------
Net increase                                 1,072,231        $  9,639,295
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    324,843         $ 2,949,416
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   23,028             209,760
---------------------------------------------------------------------------
                                               347,871           3,159,176

Shares
repurchased                                   (192,689)         (1,755,948)
---------------------------------------------------------------------------
Net increase                                   155,182         $ 1,403,228
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    410,105        $  3,667,196
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   63,182             552,002
---------------------------------------------------------------------------
                                               473,287           4,219,198

Shares
repurchased                                 (1,342,619)        (11,916,366)
---------------------------------------------------------------------------
Net decrease                                  (869,332)       $ (7,697,168)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     13,818            $126,531
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,804              16,678
---------------------------------------------------------------------------
                                                15,622             143,209

Shares
repurchased                                       (719)             (6,578)
---------------------------------------------------------------------------
Net increase                                    14,903            $136,631
---------------------------------------------------------------------------

                                                   Year ended May 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,835           $ 151,694
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,364              30,007
---------------------------------------------------------------------------
                                                20,199             181,701

Shares
repurchased                                    (21,154)           (186,311)
---------------------------------------------------------------------------
Net decrease                                      (955)          $  (4,610)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Arizona Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA044-76278  855/235/2AA  1/02